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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 1999

                             ANKER COAL GROUP, INC.
             (Exact Name Of Registrant As Specified in Its Charter)

Delaware                                333-39643                 52-1990183

(State or other jurisdiction          (Commission File
 of incorporation or organization)        Number)             (I.R.S. Employer
                                                             Identification No.)



    2708 Cranberry Square                                       26508
 Morgantown, West Virginia                                   (Zip Code)
(Address Of Principal Executive Offices)

       Registrant's telephone number, including area code: (304) 594-1616
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                             ANKER COAL GROUP, INC.
                                    FORM 8-K

                                TABLE OF CONTENTS

ITEM 5. OTHER EVENTS .......................................................   1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS ..................................   1

SIGNATURE PAGE .............................................................   2

EXHIBIT INDEX ..............................................................   3
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ITEM 5.  OTHER EVENTS

         On May 5, 1999, Anker West Virginia Mining Company, Inc., a subsidiary of Anker Coal Group, Inc., entered into contract mining agreements with Wayne Processing, Inc. with respect to contract mining services to be provided at two underground coal mining operations, one in Upshur County, West Virginia, know as the "Spruce Mine No. 1" and the other in Barbour County, West Virginia, known as the "Sentinel Mine." The agreements are filed as exhibits to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.
-----------

99.1* Contract Mining Agreement, dated May 5, 1999, between Anker West Virginia Mining Company, Inc. ("AWVMC") and Wayne Processing, Inc. ("Independent Contractor"), for contract mining services to be provided by Independent Contractor at the underground coal mining operation in Upshur County, West Virginia, know as the "Spruce Mine No. 1."

99.2* Contract Mining Agreement, dated May 5, 1999, between Anker West Virginia Mining Company, Inc. ("AWVMC") and Wayne Processing, Inc. ("Independent Contractor"), for contract mining services to be provided by Independent Contractor at the underground coal mining operation in Barbour County, West Virginia, known as the "Sentinel Mine."

         *A portion of the exhibit, as indicated therein, has been redacted pursuant to a request for confidential treatment filed with the Commission.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ANKER COAL GROUP, INC.

                                          /s/ P. Bruce Sparks
                                        --------------------------
                                              P. Bruce Sparks
                                                 President

Date:  June 4, 1999



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EXHIBIT
NUMBER               DESCRIPTION OF EXHIBIT
-------              ----------------------

99.1* Contract Mining Agreement, dated May 5, 1999, between Anker West Virginia Mining Company, Inc. ("AWVMC") and Wayne Processing, Inc. ("Independent Contractor"), for contract mining services to be provided by Independent Contractor at the underground coal mining operation in Upshur County, West Virginia, know as the "Spruce Mine No. 1."

99.2* Contract Mining Agreement, dated May 5, 1999, between Anker West Virginia Mining Company, Inc. ("AWVMC") and Wayne Processing, Inc. ("Independent Contractor"), for contract mining services to be provided by Independent Contractor at the underground coal mining operation in Barbour County, West Virginia, known as the "Sentinel Mine."

         *A portion of the exhibit, as indicated therein, has been redacted pursuant to a request for confidential treatment filed with the Commission.